SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 24, 2004


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


         MARYLAND                      1-13561                 43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)



     THIS REPORT IS BEING FILED SOLELY FOR THE PURPOSE OF FILING  EXHIBIT 8.1 TO
THE  REGISTRANT'S   REGISTRATION   STATEMENT  ON  FORM  S-3,   REGISTRATION  NO.
333-119160.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.    DOCUMENT

     8.1 Opinion of Sonnenschein Nath & Rosenthal LLP dated September 24, 2004 regarding certain U.S. Federal Income Tax Matters in connection with the issuance and sale of common shares of beneficial interest registered under the Registrant's
                    Registration Statement on Form S-3, Registration No. 333-119160.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Entertainment Properties Trust


Date: September 24, 2004                        By:   /s/ Fred L. Kennon
                                                   -----------------------------
                                                   Fred L. Kennon
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer